Exhibit 10.2

                                    L E A S E
                                    ---------

     THIS LEASE made this 16th day of November, 1999, by and between 540 NORTH TRAIL CORPORATION, a Florida corporation, having an office at 1424 N. Crescent Heights Blvd. #47, West Hollywood, CA 90046, hereinafter referred to as the "Lessor," and WEB PARTNERS, INCORPORATED, a Florida corporation, having an Office at 540 N. Tamiami Trail, Sarasota, Florida, hereinafter referred to as the "Lessee."

                                   WITNESSETH:

     WHEREAS, Lessor is the owner of certain property, described as 540 N. Tamiaml Trail, (hereinafter referred to as "Property"), located in Sarasota, Florida, and the Building which is or was commonly known as "Building", including the nineteen (19) parking spaces located there.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto covenant and agree as follows:

     1.     Property  Leased.  Lessor  does  hereby  demise,  let and lease unto
            ----------------
Lessee and Lessee does hereby lease from Lessor the premises used as the Jeanettes store, (hereinafter referred to as "Premises" or "Demised Premises"), together with the use of four (4) parking spaces in the northwest corner of, the parking lot owned by Lessor at 500 and 520 N. Tamiami Trail, Sarasota, Florida and use of the patio area at 500 and 520 N. Tamiami Trail, Sarasota, Florida. Lessee shall have the right to inspect the Demised Premises and all component parts thereof prior to occupancy. Upon Lessee taking possession, it shall have deemed to accept the property "AS IS" and received any and all permits and consents from the City of Sarasota as to use or occupancy. Lessor shall allow use of, but retain ownership of, the large cash register desk by front door and five (5) gray storage racks.

                                                                    Exhibit 10.2

     2.     Term  of Lease and Use. To have and to hold the Demised Premises for
            ----------------------
a term of one (1) year, commencing on the 15th day of November, 1999, and ending on the 14th day of November, 2000.

     The Lessee shall use the building and property only as computer web site design facilities and e-commerce design purposes.

     3.     Rent.  Lessee  shall  pay  to  Lessor for the premises for the lease
            ----
year, the base annual rent of ONE HUNDRED TWENTY THOUSAND SEVEN HUNDRED EIGHT AND 00/100 DOLLARS ($120,708.00), plus sales tax, payable in equal monthly installments of TEN THOUSAND FIFTY-NINE AND 00/100 DOLLARS ($10,059.00), plus sales tax, in advance an the 15th day of each month, without demand. Rent for the period November 15, 1999 through December 14, 1999, in the amount of TEN THOUSAND FIFTY-NINE AND 00/100 DOLLARS ($10,059.00), plus sales tax, and the last months rent of TEN THOUSAND FIFTY-NINE AND 00/100 DOLLARS ($10,059.00), plus sales tax, shall be paid upon the execution of this Lease.

     4.     Payment  of  Taxes.  From  the  date  of commencement of this Lease,
            ------------------
through the date of termination thereof, Lessor shall, at its own expense, beat, pay and discharge directly all duties and taxes on the leased premises.

     5.     Insurance. Lessee agrees that it will, at all times, maintain public
            ---------
liability insurance covering its business operations at the Premises, naming Lessor as an additional named insured. The limits of liability under such insurance shall not be less than $250,000.00 in case of injury or death to any one person or $500,000.00 in case of injury or death to more than one person in any one accident, and not less than $100, 000.00 property damage. Lessor shall maintain replacement cost casualty insurance upon the Building.

                                                                    Exhibit 10.2

     6.     Destruction  of  Leased Premises. In the event of the destruction of
            --------------------------------
the Premises or the Building contained thereon by fire, explosion, the elements or otherwise during the term of this Lease, or any renewal thereof, or such partial injury so as to render the Premises wholly or substantially untenantable or unfit for occupancy, this Lease shall temporarily be suspended and during such period as the Premises are untenantable or unfit for occupancy, Lessee shall not be obliged to pay any rent therefor. However, Lessee shall pay the rent up to the time of destruction or substantial injury and rent shall begin to run again ten (10) days after written notice that the Premises have been restored substantially to the condition they were in immediately prior to the injury or destruction. Provided, however, that Lessee may cancel this Lease if the Premises are not restored and ready for occupancy within ninety (90) days following the destructive event.

     In the event of the partial destruction of the Premises or damage thereto, if a portion of the Promises are rendered partially untenantable or unfit for occupancy, the rent for the period required for such repairs shall be reduced equitably in proportion to the reduction, if any, in useable interior space.

     In the event that the Premises be so badly damaged that the same cannot be restored by diligence on the part of Lessor within six (6) months from the date of happening of such damage, Lessor may terminate this Lease by giving to Lessor a written notice to that effect.

     Lessee shall notify Lessor as soon ash practicable in case of damage, by fire or otherwise, to the Premises.

     7.     Eminent  Domain.  If  all  of  the Premises shall be taken under the
            ---------------
right of eminent domain by any public or quasi-public authority having the right of condemnation, this Lease shall not terminate, but as of the date title vests pursuant to such proceedings the rent shall be completely abated. If only a portion of the Leased Premises shall be taken, under the right of eminent

                                                                    Exhibit 10.2

domain, but such taking prevents the practical use of the remaining Premises occupied by Lessee for the purpose intended by Lessee, then this Lease shall not terminate, but the rent shall be completely abated as of the date title vests pursuant to such proceedings. The total award made in such proceedings shall be equitably divided between Lessor and Lessee according to the substantive law of the State of Florida in relation to the damage suffered. If such taking does not prevent the practical use of the remaining Premises for the purpose intended by the Lessee, then this Lease shall continue in full force and effect but the rent shall abate proportionately and such adjustments shall be made as shall be just and equitable. Nothing herein contained shall be deemed or construed to prevent Lessee or its sublessee from interposing and prosecuting in any eminent domain proceeding a claim for the value of lost business and/or any fixtures installed in or improvements made to the Leased Premises bar Lessee or its sublessee.

     In the event the proper judicial authority does not divide the award to compensate the separate loss of each party, and if Lessor and Lessee are unable to agree as to the division of the total award, or as to the abatement or adjustment of rent, or as to any such other adjustments, all such disagreements shall be submitted to arbitration, in accordance with the rules of the American Arbitration Association. Each of the parties shall select an arbitrator within thirty (30) days after the vesting of title in condemnation proceedings, arid if the arbitrators are unable to agree such arbitrators shall select a third arbitrator within sixty (60) days after the vesting of title. The decision of 2 out of 3 of the arbitrators shall be final. Each party shall pay their own legal expenses and one-half (1/2) of the arbitrators and filing fees, if any.

     8.     Lessee  Covenants.  Lessee  covenants  and  agrees  as  follows:
            -----------------

          (a)     To  pay  said  rent  punctually  as  it  accrues;

                                                                    Exhibit 10.2

          (b) To allow Lessor, in person or by agent, to enter the Premises at all reasonable times, upon reasonable notice to Lessee (which notice shall not be required in the event of an emergency), to allow Lessor, or its agent, to place on or about said Premises, notices indicating that the Premises are for sale, or during the last six (6) months of the term of this Lease, for rent; and to allow Lessor, or its agent, to enter upon and pass through and over the Premises for the purpose of showing the same to persons wishing to purchase or to lease the same;

          (c) To peaceably and quietly leave, surrender and yield to Lessor on the last day of the term hereby granted or on the sooner termination thereof, the Leased Premises, broom clean and in good order and repair, subject to Paragraph 6 and 7 above, and ordinary wear and tear excepted. Lessee on or before the last day of the term hereby granted or any extension or renewal thereof shall remover all its property from the Premises. If the Premises be not so surrendered as aforesaid, Lessee shall indemnify Lessor from liability resulting from delay by Lessee in so surrendering the Premises.

          (d) The Lessee shall pay, as and when the same become due and payable, all separately metered utility charges, whether special or ordinary, all water rents, (excluding sprinkler meter charges, if any), rates, and charges for garbage and all sewer rents and all separately metered charges for electricity, gas, heat, and other utilities supplied to and consumed in the Premises.

          (e) To observe and comply promptly and at its own expense with all requirements of law, ordinances, regulations or orders of the United States of America, State of Florida, County of Sarasota, City of Sarasota, or any other governmental authority affecting the Premises or the use and occupation thereof, and all requirements of the National Board of Fire Underwriters or similar body,

                                                                    Exhibit 10.2

and all rules, orders and regulations made for the enforcement or by reason of or pursuant to the workmen's Compensation Act; arid Lessee shall pay all costs and expenses incidental to such, compliance and shall save Lessor harmless from all expenses and/or damages by reason of any notice, order, violations or penalties filed against or imposed upon the Leased Premises or upon Lessor as owner hereof, because of the failure of Lessee to comply with this covenant. Lessee shall not permit or suffer to be done or committed any act, matter or thing whereby or in consequence thereof the policies of insurance on the Premises or the Building or improvements upon the Property shall become void or suspended; Notwithstanding anything herein to the contrary, Lessee shall not be required to make any modifications or repairs to any plumbing, mechanical or utility lines of any type or kind unless required as the result of the negligence of the Lessee, its officers, agents, servants, contractors or employees.

          (f) To keep in good repair and order the Premises, subject to the fire and condemnation provisions of this Lease, ordinary wear and tear excepted, and so maintain such Premises and all improvements now or at any time during the term of this Lease situated within the Premises, and that it will not suffer or permit any waste or injury thereto. In case any damage shall be caused to the Leased Premises by any third party and Lessee is required hereunder to make such repairs occasioned thereby, Lessor agrees to and does hereby transfer and assign unto Lessee any and all claims, rights, actions and causes of action which Lessor may have in consequence thereof. Lessor agrees to execute any and all further papers and instruments in reference to such assignment when requested to do so by Lessee. It is expressly agreed that Lessee shall replace, at its own expense, all plate glass broken, at the Premises.

                                                                    Exhibit 10.2

          (g) To indemnify and save harmless Lessor of and from all fines, suits, claims, demands and actions of any kind by reason of any breach, violation, or non-performance of any condition hereof on the part of Lessee. Lessor shall not be liable for any injury or damage to person or property happening on or about the Leased Premises, howsoever caused or occasioned, except injuries or damages caused or occasioned by Lessor, its agents, servants or employees, and Lessee agrees to indemnify and save harmless Lessor from any such liability therefor; and Lessee shall indemnify and hold harmless Lessor of and from any and all such damage or liability four anything arising from or out of the occupancy of the Leased Premises by Lessee, including, but not limited to acts or defaults of Lessee, its agents, servants, employees, customers, or licensees, but excluding damage or liability caused or. occasioned by Lessor, its agents, employees or servants and except for duties and obligations required of or assumed by Lessor as set forth in this Lease.

     9.     Lessor  Responsibilities.  If  Lessee  is  not in default under this
            ------------------------
Lease, Lessor shall not interfere with Lessee's quiet enjoyment of the Premises. During the term hereof, Lessor shall maintain the roof and structural components and mechanical components, including air conditioning and plumbing (excluding doors and glass) in good order and repair, except as any of such responsibilities and/or costs are specifically allocated to Lessee in this Lease, any damage thereto as a result of the negligence or act of Lessee, its agents, servants, or employees, in which event the costs shall be the responsibility of Lessee.

     10.     Mutual Waiver. Lessor and Lessee hereby mutually release each other
             -------------
from any and all liability or responsibility to the other or anyone claiming through, or under them by a right of subrogation, or otherwise for any loss or damage to property caused by fire, or any of the extended coverage or supplementary contract casualties, event if such fire or other casualties shall have been caused by the fault or negligence of the other parties, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect duly and only with respect to lost or

                                                                    Exhibit 10.2

damage occurring during such time as the respective parties' policies shall contain a clause or endorsement to the effect that any such release shall riot adversely affect or impair said policy or prejudice the rights of said parties to recover thereunder. Lessor and Lessee mutually agree that its insurance policy shall contain such a clause or endorsement so long as the same shall be obtainable without extra cost, or, if extra cost shall, be charged therefor, so long as the other party pays such extra cost.

     11.     Alterations, Additions and Improvements. Lessee, at Lessee's option
             ---------------------------------------
can, at any time during the term of this Lease, alter, add to and improve the Leased Premises. Such alterations, additions and improvements shall be at the sole expense of the Lessee. Lessee shall have the right to erect and maintain, at their own expense, a sign or signs on the building and elsewhere on the leased premises, subject to the prior written consent of Lessor as to design and placement, and to equip, fixture, store and maintain and alter the arrangements of fixtures, equipment in the interior of said Premises at its discretion without restriction provided that Lessee shall at all times comply with all laws and regulations applicable thereto. Lessee shall not permit the premises or any part thereof to be encumbered by any materialmen's, mechanics', contractors' or other liens, and if any such lien is filed against the Premises or any part thereof for labor or materials furnished or to be furnished to Lessee, Lessee shall discharge the same of record within ten (10) days after the date of filing, and hold the Lessor harmless against the liens claimed. If Leasee fails to discharge any such mechanics' lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, discharge the same either by payment of the amount claimed ox by procuring discharge of such lien by deposit in court or giving of security or in such other manner as may be prescribed by law. Any amount paid by Lessor to discharge any such lien, including all necessary disbursements, expenses and reasonable

                                                                    Exhibit 10.2

legal fees, with interest thereon at the rate of twelve percent (12%) from the date of any payments, shall be repaid by Lessee to Lessor on demand and, if unpaid, may be treated as additional rent. Notice is hereby given that Lessor shall not be liable for any labor or materials furnished or to be furnished to Lessee upon credit, and that no lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of Lessor .in and to the premises or any part thereof or any of the appurtenances or equipment and Lessee shall execute a notice under the Florida Statutes if requested by Lessor to document this.

          All furniture, appliances, machinery, tools, equipment and partitions, and in addition all other fixtures and improvements which have not been permanently incorporated in the realty so as to be an integral part thereof, which have been or will be installed by Lessee at its expense shall remain the property of Lessee, as the case may be, and may be removed at any time during the term of this lease by Lessee. Lessor hereby waives all its right, title and interest to the aforementioned items, provided Lessee is not and has not been in default under the terms of this Lease.

          If the Lessee installs any electrical equipment which overloads the lines in the Premises or the Building, the Lessee shall, at its own cost and expense, promptly make whatever changes are necessary to remedy such condition and to comply with all requirements of the Lessor and the Board of Fire Insurance Underwriters and any similar body and any governmental authority having jurisdiction thereof. For the purposes of this paragraph, any finding or schedule of the Fire Insurance Rating Organization having jurisdiction thereto shall be deemed to be conclusive.

                                                                    Exhibit 10.2

     12.     Termination  of  Lease.  In the event that Lessee shall fail to pay
             ----------------------
the rent, or any part thereof, when it becomes due, within ten (10) days after notice by Lessor of delinquency thereof, Lessor may sue for same, may re-nter the said Premises and take possession, may have Lessee removed by summary proceedings, or by ejectment or may resort to any other legal remedy. In the event the Lessee sublets or assigns the Lease, written notice of any default shall be given, to Lessee who shall have ten (10) days from notice to cure any such default. If the said premises at any time becomes vacant during the said term in consequence of the removal of Lessee for non-payment of rent, by legal process, or any other cause, Lessor may re-enter the same and use such force for that purpose as Lessor shall think fit, without being liable for prosecution therefor, and may thereupon treat said Lease as terminated and re-let the Premises for its own use; or re-let the Premises as the agent of Lessee, applying the avails thereof first to the expense of re-renting the Premises, including reasonable attorneys fees, and then to the payment of the rent due hereunder, and the balance to pay over to Lessee.

          In the event Lessee shall be adjudicated a bankrupt or make a general assignment for the benefit of its creditors, Lessor may, at Lessor's option, terminate this Lease by written notice, ten (10) days prior to such termination, and at the end of such period of ten (10) days, such Lease shall be terminated.

          In the event Lessee shall violate any condition, covenant or agreement herein contained, and if Lessee shall not promptly and diligently cure or prosecute the cure of any such default within thirty (30) days after notice from Lessor specifying the violation, Lessor shall have the right thereafter, at Lessor's election to terminate this Lease on ten (10) days' written notice, and this Lease shall thereupon cease upon the expiration of said ten (10) days in the same manner and to the same affect as if that were the expiration of the original term of this Lease.

                                                                    Exhibit 10.2

     13.     Assignment and Sublease. Lessee may not assign this Lease or sublet
             -----------------------
the Leased Premises, or any part thereof, without the prior written consent of lessor, but much assignment or subletting shall not in any way release Lessee from any of its liabilities or obligations under the terms of this Lease. One-half (1/2) of any increase in the rent collected or charged by Lessee above the base rent as provided herein shall be deemed additional rent due to the Lessor. Should the Lessee wish to be released from liability on this Lease after an approved assignment or subletting it shall so notify Lessor, in writing, and all increases in the rent receivable shall be due the Lessor.

     14.     Prepayment  of  Rent.  There shall be no prepayment of any rent due
             --------------------
under this Lease, other than the current month, or any renewals thereof with 'the written consent of the mortgagee or mortgagees, if any, now or hereafter holding mortgages on the Lessor's interest in the Premises during the term hereof or any renewals hereof.

     15.     Subordination of Lease. This Lease shall be subject and subordinate
             ----------------------
to the lien of all mortgages now or hereafter placed oft the Leased Premises. Lessee hereby appoints Lessor its attorney in fact to execute any and all documents necessary to effectuate the subordination. Lessor shall use its best efforts to obtain a non-disturbance clause from the existing and any future mortgagee(s) which will provide that the Lessee will not be disturbed in its use and occupancy of the Leased Premises in the event of a foreclosure, if the Lessee is not in default under the terms of this Lease.

     16.     Right  of  First  Refusal.  The  Lessee,  in  consideration  of the
             -------------------------
execution of this Lease and full and strict compliance and performance by Lessee, shall have the first option to purchase the Premises at 540 N. Tamiami Trail, Sarasota, Florida and purchase or lease the adjacent building at 500 and/or 520 N. Tamiami Trail, Sarasota. Florida on the same terms and conditions of any bona fide offer to Lessor by a third party.

                                                                    Exhibit 10.2

     Lessor shall, within three (3) days of execution of an acceptable purchase contract on the premises at 540 N. Tamiami Trail, Sarasota, Florida or lease or purchase contract on 500 and/or 520 N. Tamiami Trail, Sarasota, Florida, give notice in writing to Lessee of the contents of said contract or lease. Lessee shall, within fifteen (15) days of giving of its notice to elect to purchase and lease, execute a purchase contract or lease on the same terms and conditions as the bona fide offer to purchase 540 N. Tamiami Trail, Sarasota, Florida or purchase or lease of 500 and/or 520 N. Tamiami Trail, Sarasota, Florida. Should the Lessee not execute a purchase offer or lease within said fifteen (15) day period, the Lessee's right to purchase the Premises at 540 N. Tamiami Trail, Sarasota, Florida or purchase or lease the property at 500 and/or 520 N. Tamiami Trail, Sarasota, Florida shall be waived.

     17.     Notices.  All notices, demands, offers and requests by either party
             -------
to the other, unless otherwise specifically provided herein, shall be in writing and sent by first class mail, postage prepaid, addressed to the parties hereto as follows or at such other place as they may from time to time designate: by written notice:

     To  the  Lessor:                    540  N.  Tamiami  Trail  Corp.
     ---------------
                                         ATTN:  Barry  Karas
                                         1424 N. Crescent Heights Blvd. #47
                                         West  Hollywood,  CA  90046

                                                and

                                         c/o  Lawrence  M.  Hankin
                                         2033  Main  Street,  Suite  400
                                         Sarasota,  Florida  34237

     To  the  Lessee:                    Web  Partners,  Incorporated
     ---------------
                                         540  N.  Tamiami  Trail
                                         Sarasota,  Florida  34236

                                                                    Exhibit 10.2

     18.     Miscellaneous.  The covenants and agreements herein contained shall
             -------------
bind and enure to the benefit of the parties hereto, their legal representatives and assigns. This Lease constitutes the entire agreement between the parties and may riot be changed or terminated orally. The rights of the parties hereto shall be deemed cumulative, and not alternative. The obligations of the parties constituting the Lessor shall be joint and severable. Waiver of strict performance of any term or condition hereof by either Lessor Lessee shall not be deemed a waiver of the same or any other provision of this Lease, and any other provision of this Lease, and any waiver of consent to any breach shall not be deemed to extend to any other breach or any subsequent breach of the same or any other provision. The headline words appearing in this Lease are intended merely for convenience and shall not be determinative of the construction or interpretation of the paragraphs to which they refer.

     In the event that Lessee fails to make any payments or to do any acts permitted or required of it hereunder which shall affect in any way any interest Lessor may have in said Premises, Lessor shall give Lessee written notice of its failure to make such payments or do such acts and in the event Lessee shall fail to cure its default within ten (l0) days or thirty (30) days as the case may be, after the date of such notice, Lessor shall have the right to cure such default. Any costs incurred by Lessor in curing such defaults shall be deemed additional rent and shall be due and payable with the payment of rent next falling due, together with interest thereon at the rate of 12% per annum.

     Nothing therein shall, be construed or be deemed as making the Lessor a co-partner or joint venturer with, or principal of Lessee.

     Lessor covenants that Lessee shall hold and quietly enjoy the leased premises during the term of this Lease and any extensions and renewals thereof.

                                                                    Exhibit 10.2

     19.     Radon. Radon is a naturally occurring radioactive gas that, when it
             -----
has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed the day and year first above written.

                                               LESSOR


            /s/  [illegible]                   540  NORTH  TRAIL CORPORATION
---------------------------------

            /s/  [illegible]                   By:  /s/  Barry  Karas
---------------------------------                 ------------------------------
Witnesses  as  to  Lessor                         BARRY  KARAS,  President


                                               LESSEE


            /s/  [illegible]                   WEB  PARTNERS, INCORPORATED
---------------------------------

            /s/  [illegible]                   By:  /s/  Santu Rohatgi, CFO/COO
---------------------------------                 ------------------------------
Witnesses  as  to  Lessee
STATE  OF  CALIFORNIA
COUNTY  OF  LOS  ANGELES

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 11th day of November, 1999, by BARRY KARAS, as President of 540 NORTH TRAIL CORPORATION, a Florida corporation, who produced a Driver's License as identification:


                                                         /s/  [illegible]
                                           -------------------------------------
(NOTARIAL SEAL)                               [illegible]
                                           -------------------------------------
                                           (Type,  Print  or  Stamp  Name)
                                           I  am a Notary Public in and for the
                                           State of Florida and my commission
                                           expires:
                                           _________.

                                                                    Exhibit 10.2

STATE  OF  FLORIDA
COUNTY  OF  SARASOTA

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 16th day of November, 1999, by Santu Rohatgi, as CFO/COO of WEB
                                                           --------------
PARTNERS,  INCORPORATED,  a  Florida corporation, who is personally known to me.

                                                         /s/  [illegible]
                                           -------------------------------------
(NOTARIAL SEAL)
                                           -------------------------------------
                                           (Type,  Print  or  Stamp  Name)
                                           I  am a Notary Public in and for the
                                           State of Florida and my commission
                                           expires:
                                           _________.

                                                                    Exhibit 10.2

                                 LEASE ADDENDUM
                                 --------------

     THIS LEASE ADDENDUM is made and entered into by and between 540 NORTH TRAIL CORPORATION, a Florida corporation, (hereinafter referred to as "Lessor") and WEB PARTNERS, INCORPORATED, a Florida corporation, (hereinafter referred to as "Lessee").

     WHEREAS,  the  parties  wish  to  amend  said  Lease.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the parties agree as follows:

     1.     Paragraph 2 is amended to increase the term to three (3) years.

     2. Paragraph 3 is amended to add the following: "The rent for the second Lease year shall be $19.08 per square foot, or ONE HUNDRED TWENTY-SEVEN THOUSAND NINE HUNDRED FIFTY AND 48/100 DOLLARS ($12'7,950.00), per year, plus sales tax, payable monthly in the amount of TEN THOUSAND SIX HUNDRED SIXTY-TWO AND 54/100 DOLLARS ($10,662.54), plus sales tax, in advance, commencing November 15, 2000. The rent for the third Lease year shall be $20.22 per square foot, or ONE HUNDRED THIRTY-FIVE THOUSAND FIVE HUNDRED NINETY-FIVE AND 32/100 DOLLARS ($135,595.32), per year, plus sales tax, payable monthly in the amount of ELEVEN THOUSAND TWO HUNDRED NINETY-NINE AND 61/100 DOLLARS ($11,299.61), plus sales tax, in advance, commencing November 15,2001. The first months rent of $10,059.00, plus sales tax, the last months rent of $11,299.61, plus sales tax, and a $5,000.00 security deposit shall be paid on November 15, 1999.

          The Lessee may terminate this Lease, after the first Lease year, upon ninety (90) days written notice to Lessor and the payment with the notice of an amount equal to three (3) months rent, plus sales tax. The rental amount shall be determined by the date of the termination, hot the date of the notice.

                                                                    Exhibit 10.2

     3.     Except  as  modified  herein, the Lease is in full force and effect.

     WITNESSES:                                       "LESSOR"


------------------------------             540  NORTH  TRAIL  CORPORATION
Print  Name:
            ------------------

------------------------------             By:
Print  Name:                                  ----------------------------------
            ------------------                BARRY  KARAS,  President


                                                      "LESSEE"


         /s/  [illegible]                  WEB  PARTNERS,  INCORPORATED
------------------------------
Print  Name:
            ------------------

         /s/  [illegible]                  By:  /s/  Santu Rohatgi,  CFO/COO
------------------------------                ----------------------------------
Print  Name:
            ------------------



STATE  OF  CALIFORNIA
COUNTY  OF  LOS  ANGELES

     The foregoing instrument was acknowledged before me this 15th day of November, 1999, by BARRY KARAS, as President of 540 NORTH TRAIL CORPORATION, a Florida corporation, who produced a Driver's License as identification:


                                                         /s/  [illegible]
                                           -------------------------------------
(NOTARIAL SEAL)
                                           -------------------------------------
                                           (Type,  Print  or  Stamp  Name)
                                           I  am a Notary Public in and for the
                                           State of Florida and my commission
                                           expires:
                                           _________.

                                                                    Exhibit 10.2

STATE  OF  FLORIDA
COUNTY  OF  SARASOTA

     The  foregoing  instrument  was  acknowledged  before  me  this 16th day of
November,  1999,  by    Santu  Rohatgi      ,  as   CFO/CCO   of  WEB  PARTNERS,
                     ----------------------       ----------
INCORPORATED, a Florida corporation, who is personally known  to  me.


                                                         /s/  [illegible]
                                           -------------------------------------
(NOTARIAL SEAL)
                                           -------------------------------------
                                           (Type,  Print  or  Stamp  Name)
                                           I  am a Notary Public in and for the
                                           State of Florida and my commission
                                           expires:
                                           _________.